UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

GATEWAY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14500	42-1249184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7565 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 471-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2007, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Acer Inc., a company organized under the laws of the Republic of China (“Parent”), and Galaxy Acquisition Corp, a wholly owned subsidiary of Parent (“Acquisition Sub”).

Subject to the terms and conditions of the Merger Agreement, Acquisition Sub will commence a tender offer (the “Offer”) to purchase all of our outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), including the associated preferred share purchase rights (the “Rights”), issued pursuant to the Rights Agreement, dated as of January 19, 2000, as amended (the “Rights Agreement”), between us and UMB Bank, N.A. (the “Rights Agent”) (such Common Stock, together with the associated Rights, the “Company Shares”), at a purchase price of $1.90 per share in cash (the “Offer Price”). Upon successful completion of the Offer, Acquisition Sub will be merged (the “Merger”) with and into us, with each outstanding Company Share being converted into the right to receive the Offer Price in cash, and we will survive the Merger as a wholly owned subsidiary of Parent.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, not to enter into discussions concerning or provide information in connection with alternative business combination transactions or not continue to make, or withdraw or modify in a manner adverse to Parent, the recommendation of the Company’s board described below. The Merger Agreement also requires the Company to take certain actions to consummate the acquisition of all of the shares of PB Holding Company, S.ar.l, the parent company for Packard Bell BV, pursuant to the Company’s right of first refusal described under Item 8.01 below.

Consummation of the Offer and the Merger are subject to customary closing conditions, including the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the review period under the Taiwan Fair Trade Act of 2002 of the Republic of China (Taiwan), the Canadian Competition Act, and the review process by the Committee on Foreign Investment in the United States under Exon-Florio Amendment to the Defense Production Act of 1950, as amended by the Foreign Investment and National Security Act of 2007. The consummation of the Offer is subject to certain conditions, including the tender of a majority of the Company Shares. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by this reference.

Under tender and support agreements (the “Tender and Support Agreements”) with Parent and Acquisition Sub, certain of our directors, executive officers and Theodore W. Waitt have agreed to accept the Offer and to tender all Company Shares beneficially owned by them in the Offer, subject to the terms and conditions thereof. The foregoing description of the Tender and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Tender and Support Agreement, a copy of which is filed herewith as Exhibit B to the Merger Agreement and incorporated herein by this reference.

On August 27, 2007, we issued a joint press release with Parent regarding the execution of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

THE TENDER OFFER DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K HAS NOT YET BEEN COMMENCED. THIS ANNOUNCEMENT AND THE DESCRIPTION CONTAINED HEREIN IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL OUR SHARES. AT THE TIME THE TENDER OFFER IS COMMENCED, PARENT AND ACQUISITION SUB INTEND TO FILE A TENDER OFFER STATEMENT ON SCHEDULE TO CONTAINING AN OFFER TO PURCHASE, FORMS OF LETTERS OF TRANSMITTAL AND OTHER DOCUMENTS RELATING TO THE TENDER OFFER, AND WE INTEND TO FILE A SOLICITATION/RECOMMENDATION STATEMENT ON

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SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER. PARENT, ACQUISITION SUB AND THE COMPANY INTEND TO MAIL THESE DOCUMENTS TO OUR STOCKHOLDERS. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND OUR STOCKHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL BE MADE AVAILABLE TO OUR STOCKHOLDERS AT NO EXPENSE TO THEM. IN ADDITION, SUCH DOCUMENTS (AND ALL OTHER DOCUMENTS FILED WITH THE SEC) WILL BE AVAILABLE AT NO CHARGE AT HTTP://WWW.GATEWAY.COM AND ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 3.03 Material Modification to Rights of Security Holders.

We entered into a First Amendment to Rights Agreement, dated as of August 27, 2007 (the “Rights Amendment”), with the Rights Agent to amend the Rights Agreement. The Rights Amendment renders the Rights inapplicable to the Offer, the Merger, the Tender and Support Agreements and the other transactions contemplated by the Merger Agreement, and provides for expiration of the Rights immediately prior to the effective time of the Merger. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Item 8.01 Other Events.

On August 27, 2007, we issued a press release announcing that (i) we intend to exercise our right of first refusal to acquire from Lap Shun (John) Hui all of the shares of PB Holding Company, S.ar.l, the parent company for Packard Bell BV and (ii) we are in discussions to sell our U.S.-based Professional business to a third party. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 27, 2007, by and among Acer Inc., Galaxy Acquisition Corp., and Gateway, Inc.

4.1	First Amendment to Rights Agreement, dated as of August 27, 2007, between Gateway, Inc. and UMB Bank, N.A., as rights agent.

99.1	Joint Press Release dated August 27, 2007 issued by Acer Inc. and Gateway, Inc.

99.2	Press Released dated August 27, 2007 issued by Gateway, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GATEWAY, INC.

Date: August 27, 2007	By:	/s/ J. EDWARD COLEMAN
	Name:	J. Edward Coleman
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 27, 2007, by and among Acer Inc., Galaxy Acquisition Corp., and Gateway, Inc.

4.1	First Amendment to Rights Agreement, dated as of August 27, 2007, between Gateway, Inc. and UMB Bank, N.A., as rights agent.

99.1	Joint Press Release dated August 27, 2007 issued by Acer Inc. and Gateway, Inc.

99.2	Press Released dated August 27, 2007 issued by Gateway, Inc.